UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/18/2006

Centene Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  000-33395

Delaware	42-1406317
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

7711 Carondelet Avenue, Suite 800, St. Louis, MO 63105
(Address of principal executive offices, including zip code)

314-725-4477
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 2.02.    Results of Operations and Financial Condition

On July 18, 2006, we issued a press release announcing preliminary financial results for the second quarter ended June 30, 2006 and updated full year guidance. The full text of the press release is included as Exhibit 99.1 to this report. The information contained in the website cited in the press release is not a part of this report.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits

(c) Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished and not filed:

99.1 Press release of Centene Corporation issued July 18, 2006 as to preliminary financial results for the second quarter ended June 30, 2006 and updated full year guidance.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Centene Corporation

Date: July 18, 2006	By:	/s/ Michael F. Neidorff
Michael F. Neidorff
Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release of Centene Corporation issued July 18, 2006 as to preliminary financial results for the quarter ended June 30, 2006 and updated full year guidance.